UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2010

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

22 East Broadway, Gardner, Massachusetts	01440
(Address of principal executive offices)	(Zip Code)

(978) 630-1800

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 25, 2008, we entered into a Purchase Agreement, as amended on December 11, 2008, June 25, 2010, July 26, 2010, September 15, 2010, October 15, 2010 and November 15, 2010 with certain accredited investors (the “Investors”) pursuant to which we sold an aggregate of $600,000 of 10% Senior Secured Convertible Notes (the “Notes”).  On November 30, 2010, the Investors amended the Notes to extend the “Stated Maturity Date” to December 1, 2010.  On December 1, 2010, the Investors amended the Notes to extend the “Stated Maturity Date” to December 3, 2010.  On December 3, 2010, the Investors amended the Notes to extend the “Stated Maturity Date” to December 17, 2010.  We believe the Investors will continue to work with us to reach a positive outcome on the Note repayment.

In order to settle certain liabilities for accrued compensation and accrued professional services and to continue to work with the Investors to reach a positive outcome on repayment of the Notes, certain Officers and Directors have agreed to make certain adjustments to their salary and benefits.

On December 3, 2010, Richard Forkey, our Chief Executive Officer, agreed to reduce his annual salary to $100,000 per year, none of which will be deferred, and reduce his vacation accrual by $43,011 at his new rate of pay to $10,000.  He also entered into an agreement to convert all $474,646 of his previously deferred salary into 172,599 shares of our common stock.  One eighth of the shares vest on January 1, 2012, and one eighth will vest on the first day of each quarter thereafter, commencing on April 1, 2012, until the shares are fully vested.

On December 3, 2010, Joseph Forkey, our Chief Scientific Officer, agreed to reduce his vacation accrual by $4,824 at his current rate of pay, to $10,000.  Joseph Forkey’s salary will remain the same at $120,000 and none of it will be deferred.  He also agreed to convert all $29,999 of his previously deferred salary into 10,909 shares of our common stock.  One eighth of the shares vest on January 1, 2012, and one eighth will vest on the first day of each quarter thereafter, commencing on April 1, 2012, until the shares are fully vested.

On December 3, 2010, we agreed with Joel Pitlor, our Director, to terminate his consulting agreement with us.  We also agreed to convert all $170,000 of his previously deferred consulting compensation owed to Mr. Pitlor into 61,818 shares of our common stock.  One eighth of the shares vest on January 1, 2012, and one eighth shall vest on the first day of each quarter thereafter, commencing on April 1, 2012, until the shares are fully vested.  Mr. Pitlor will remain as a Director of the Company.

Pursuant to the agreements with Richard Forkey, Joseph Forkey and Joel Pitlor, the shares of common stock will be issued as registered stock if we file a Form S-8 within six months of entering into the agreements.  If we do not file a Form S-8 within six months, then we will issue the shares as restricted stock.

This report contains forward-looking statements.  Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities or future events or conditions.  These statements are based on current expectations, estimates and projections about our business based on current expectations, estimates, and projections about our business based, in part, on assumptions made by our management.  These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC.  Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The foregoing description of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Note and Side Letter Agreement, filed as Exhibits 4.1 and 10.1 respectively, to this report. The foregoing description of the Endorsements is qualified in its entirety by reference to the full text of the Endorsements filed as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 10.7, 10.8, 10.9 and 10.10 to this report.

The foregoing description of the compensation agreement with Richard Forkey is qualified in its entirety by reference to the full text of the compensation agreement filed as Exhibit 10.11.  The foregoing description of the compensation agreement with Joseph Forkey is qualified in its entirety by reference to the full text of the compensation agreement filed as Exhibit 10.12.  The foregoing description of the compensation agreement with Joel Pitlor is qualified in its entirety be reference to the full text of the compensation agreement filed as Exhibit 10.13.

Item 9.01 Financial Statements and Exhibits.

4.1	Form of 10% Senior Secured Convertible Note, dated June 25, 2009 (included as Exhibit 4.3 to the Form 8-K filed June 27, 2009 and incorporated herein by reference).

10.1

Side Letter Agreement between the Company and the holders signatory to the 10% Senior Convertible Note, dated December 11, 2008 (included as Exhibit 10.15 to the Form S-1 filed on December 18, 2008, and incorporated herein by reference).

10.2	Endorsement to 10% Senior Secured Convertible Note by the Company, dated November 30, 2010, and accepted by Special Situations Private Equity Fund, L.P. (filed herewith).

10.3	Endorsement to 10% Senior Secured Convertible Note by the Company, dated November 30, 2010, and accepted by Special Situations Fund III QP, L.P. (filed herewith).

10.4	Endorsement to 10% Senior Secured Convertible Note by the Company, dated November 30, 2010, and accepted by Arnold Schumsky (filed herewith).

10.5	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 1, 2010, and accepted by Special Situations Private Equity Fund, L.P. (filed herewith).

10.6	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 1, 2010, and accepted by Special Situations Fund III QP, L.P. (filed herewith).

10.7	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 1, 2010, and accepted by Arnold Schumsky (filed herewith).

10.8	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 1, 2010, and accepted by Special Situations Private Equity Fund, L.P. (filed herewith).

10.9	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 1, 2010, and accepted by Special Situations Fund III QP, L.P. (filed herewith).

10.10	Endorsement to 10% Senior Secured Convertible Note by the Company, dated December 1, 2010, and accepted by Arnold Schumsky (filed herewith).

10.11	Compensation Agreement with Richard E. Forkey, dated December 3, 2010 (filed herewith).

10.12	Compensation Agreement with Joseph N. Forkey, dated December 3, 2010 (filed herewith).

10.13	Compensation Agreement with Joel R. Pitlor, dated December 3, 2010 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Optics Corporation, Inc.
(Registrant)

Date	December 6, 2010

/s/ Richard E. Forkey
(Signature)

		Name:	Richard E. Forkey
		Title:	President and Chief Executive Officer